SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

2141 Rosecrans Avenue, Suite 1160, El Segundo, CA 90245
(Address of principal executive offices)
(Zip code)

(310) 606-8000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Director or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2009 the Company entered into amendments to the employment agreements of three executive officers, Jeffrey M. Watson, Dean Fletcher and Rick Sowers, in order to more fully conform their respective employment agreements to the requirements of the U.S. Department of the Treasury in conjunction with the Company’s participation in the Troubled Asset Relief Capital Purchase Program (the “TARP Program”) of the U.S. Treasury Department (“UST”).  The material terms of each of these amendments is described below.

On March 26, 2009 the Company, Bank of Manhattan, N.A., and Jeffrey M. Watson entered into a First Amended and Restated Employment Agreement pursuant to which Mr. Watson agreed to continue to serve as the President and Chief Executive Officer of the Company and Bank of Manhattan, N.A. (the “Bank”) (the “Watson Amendment”).   The Watson Amendment supersedes and replaces all previous employment agreements by and between the Company, the Bank and Mr. Watson.  The Watson Amendment is for a three year term commencing as of August 15, 2007, the commencement date of Mr. Watson’s original employment agreement.  Pursuant to the Watson Amendment, Mr. Watson receives an annual base salary of not less than $200,000, with increases at the sole discretion of the Board of Directors.  In addition, bonuses may be paid in the discretion of the Board of Directors.  The Watson Amendment also confirms the prior grant of options to Mr. Watson to purchase an aggregate of 174,382 shares of the Company’s common stock. The Watson Amendment also provides Mr. Watson with an automobile allowance, reimbursement for country club dues, vacation benefits, and medical and other insurance benefits.  In the event the employment of Mr. Watson is terminated without cause, Mr. Watson will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months.  Further, the Watson Amendment provides that in the event Mr. Watson’s employment is terminated following a “change in control”,  he will be entitled to a lump sum payment equal to two (2) times the highest annual cash compensation paid to Mr. Watson by the Company or the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twenty-four months following such termination.   The Watson Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Watson will abide by the terms of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), regarding limits on executive compensation.  The provisions of EESA will prevent Mr. Watson from receiving his severance or change in control benefits and may also operate to prohibit payment of any bonus to him, as long as the UST maintains its preferred stock investment in the Company.

On March 26, 2009 the Company, the Bank and Dean Fletcher entered into a First Amended and Restated Employment Agreement pursuant to which Mr. Fletcher agreed to continue to serve as the Executive Vice President and Chief Financial Officer of the Company and the Bank (the “Fletcher Amendment”).  The Fletcher Amendment supersedes and replaces all previous employment agreements by and between the Company, the Bank and Mr. Fletcher.  The Fletcher Amendment is for a three year term commencing as of August 15, 2007, the commencement date of Mr. Fletcher’s original employment agreement.  Pursuant to the Fletcher Amendment, Mr. Fletcher receives an annual base salary of not less than $165,000, with increases at the sole discretion of the Board of Directors.  In addition, bonuses may be paid in the sole discretion of the Board of Directors.  The Fletcher Amendment also confirms the prior grant of options to Mr. Fletcher to purchase an aggregate of 44,814 shares of the Company’s common stock. The Fletcher Amendment also provides Mr. Fletcher with an automobile allowance, vacation benefits and medical and other insurance benefits.  In the event the employment of Mr. Fletcher is terminated without cause, Mr. Fletcher will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months.   Further, the Fletcher Amendment provides that in the event Mr. Fletcher’s employment is terminated following a “change in control”,  he will be entitled to a lump sum payment equal to one (1) times the highest annual cash compensation paid to Mr. Fletcher by the Company or the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twelve months following such termination.   The Fletcher Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Fletcher will abide by the terms of EESA, regarding limits on executive compensation.  The provisions of EESA will prevent Mr. Fletcher from receiving his severance or change in control benefits as long as the UST maintains its preferred stock investment in the Company.

On March 26, 2009 the Bank and Rick Sowers entered into a First Amended and Restated Employment Agreement (the “Sowers Amendment”) pursuant to which Mr. Sowers agreed to continue to serve as the Executive Vice President and Chief Operating Officer of the Bank.  The Sowers Amendment supersedes and replaces all previous employment agreements by and between the Bank and Mr. Sowers.  The Sowers Amendment is for a three year term commencing as of January 22, 2009, the commencement of Mr. Sowers’ original employment agreement with the Bank.    Pursuant to the Sowers Amendment, Mr. Sowers receives an annual base salary of not less than $185,000, with increases at the sole discretion of the Board of Directors. In addition, Mr. Sowers may receive bonuses in the sole discretion of the Board of Directors.  The Sowers Amendment also confirms the prior grant of options to Mr. Sowers to purchase an aggregate of 52,000 shares of the Company’s common stock. The Sowers Amendment also provides Mr. Sowers with an automobile allowance, vacation benefits and medical and other insurance benefits.  In the event the employment of Mr. Sowers is terminated without cause, Mr. Sowers will be entitled to receive a lump sum payment equal to twelve months’ base salary as in effect at the time of termination, and continuation of medical benefits for a period of twelve months.   Further, the Sower’s Employment Agreement provides that in the event Mr. Sower’s employment is terminated following a “change in control”,  he will be entitled to a lump sum payment equal to one (1) times the highest annual cash compensation paid to Mr. Sowers by the Bank within the three years preceding the change in control and the continuation of medical benefits for a period of twelve months following such termination.   The Sowers Amendment also provides that for so long as the Company is a participant in the TARP Capital Purchase Program, Mr. Sowers will abide by the terms of EESA, regarding limits on executive compensation.  The provisions of EESA will prevent Mr. Sowers from receiving his severance or change in control benefits as long as the UST maintains its preferred stock investment in the Company.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Jeffrey M. Watson

10.2	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Dean Fletcher

10.3	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Bank of Manhattan, N.A., and Rick Sowers

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2009		MANHATTAN BANCORP

	By:	/s/ Dean Fletcher
Dean Fletcher,
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

10.1	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Jeffrey M. Watson

10.2	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Manhattan Bancorp, Bank of Manhattan, N.A., and Dean Fletcher

10.3	First Amended and Restated Employment Agreement dated as of March 26, 2009 by and among Bank of Manhattan, N.A., and Rick Sowers